================================================================================

                                 --------------
                                  ANNUAL REPORT
                                 --------------
                                 April 30, 1999
                                 --------------


                                   Value Line
                                   Convertible
                                   Fund, Inc.




                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                     No Load
                                     Mutual
                                      Funds

Value Line Convertible Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

It is with pleasure that we report the following results of your convertible fund for the fiscal year ended April 30, 1999. The Value Line Convertible Index, which is a proxy for the convertible market because it represents the collective performance of over 600 convertible securities, had a return of -7.60%. Your Fund's performance of -4.64% clearly outperformed this unmanaged index by 2.96%. Please note that the index incurs no expenses as do all mutual funds. Your fund's average expense ratio of 1.00% compares favorably to the convertible industry average expense of 1.54%.

                                                         FYE 4/30/99
                                                          ---------
Value Line Convertible Index...........................    -7.60%
Value Line Convertible Fund............................    -4.64%
Lipper Convertible Peer Group Average..................     1.56%
S&P 500...............................................     21.82%
Russell 2000...........................................    -9.25%
Lehman Brothers Gov/Corp..............................      6.28%

Since our last report, as of October 31, 1998, the financial markets rebounded from the effects of a global financial crisis. The Dow Jones Stock Index rallied from a low of 8,592 on October 30 to 10,789 on April 30, for a gain of more than twenty-five percent. Prices of Treasury bonds, however, fell precipitously over the same period with yields jumping from 5.16% to 5.66%, a rise of one-half of one percentage point. In fact, recently rates have further increased, rising slightly above 6%.

Your fund's performance fell short of its peer group, as several highly-ranked convertible issues (namely, Rite Aid, Network Associates and McKesson) reported negative earnings surprises in 1999, causing the securities' prices to drop 35%-45% in value. This reduced performance by over 3.00% and was the primary reason the Fund's performance lagged its peers.

Other contributing factors to these lackluster results included: (i) heavy equity exposure by competitors -- the average convertible fund held 15% of its assets in common stocks, compared to less than 5% on average for your fund; (ii) the hedged positions carried by some funds, that your fund does not carry; (iii) the relative under performance of traditional convertibles (that we favor) compared to the more volative equity-alternative convertibles; (iv) the continued under performance of mid and small cap securities and (v) the recent rotation from growth securities (that Value Line favors) to the value group, ranked lower by Value Line.

Periodic bouts of market turbulence are rarely a pleasant experience. Occasional fluctuations in performance are the price investors usually pay to reap long-term financial rewards. We believe that over the long run it is sensible to balance the overall level of risk in an investment portfolio with a mix of stocks & bonds, including convertibles, to achieve the appropriate degree of risk.

Value Line will continue to strive to deliver competitive returns in convertible securities by seeking those securities that offer a favorable risk/return profile and attractive fundamentals.

We thank you for your confidence in the Fund and look forward to serving your future investment needs.


                                             Sincerely,

                                             /s/ Jean Bernhard Buttner

                                             Jean Bernhard Buttner
                                             Chairman and President
June 25, 1999

--------------------------------------------------------------------------------
2

                                               Value Line Convertible Fund, Inc.

Convertible Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

For now, at least, our economy continues to move ahead at a brisk pace. Evidence of this ongoing strength can be found in the first quarter's 4.1% increase in gross domestic product, as well as in reports showing further gains in manufacturing and retailing. In fact, the only area of major concern currently is our widening international trade deficit, as faltering business overseas continues to limit demand for American exports. Even with this bleak trade situation, though, it appears unlikely that economic growth will fall short of 3% in the second quarter or 2%-3% in the second half.

Inflation reports take on increasing significance in this setting. That's because the persistence of solid levels of economic growth, along with the recent increases in energy prices, has the potential to introduce pricing pressures for the first time in years. For now, such fears have not been realized to any sustainable degree. Indeed, many corporations continue to have limited pricing power. Even so, with the economy still moving ahead solidly, with oil and gas prices at a much higher level than earlier in the year, and with the labor markets still tightening, it is realistic to expect at least a moderately higher rate of inflation in the coming months.

At this juncture, though, we do not see a compelling reason for the Federal Reserve to push interest rates materially higher. We note, however, that as the economic situation starts to improve globally, the temptation for the Fed--which has already signaled that it is now more likely to raise interest rates than to lower them in the weeks ahead--to push up interest rates at least modestly, would increase.

Performance Data:*
                                             Average       Value of
                                             Annual       an Assumed
                                              Total       Investment
                                             Return       of $10,000
                                             ------        --------
 1 year ended 3/31/99..................       -5.18%       $ 9,483
 5 years ended 3/31/99.................       11.26%        17,046
10 years ended 3/31/99.................       11.18%        28,846


* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total returns at April 30, 1999 for the one-year, five-year and 10-year periods were -4.64%, 11.74%, and 10.83%, respectively.

--------------------------------------------------------------------------------
                                                                               3

Value Line Convertible Fund, Inc.

--------------------------------------------------------------------------------

         Comparison of a change in value of a $10,000 investment in the Value Line Convertible Fund, Inc. and the S&P 500 Index+

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                          Value Line
                 S&P 500 Index       Convertible Fund, Inc.
                 -------------       ----------------------
4/89               10,000.00              10,000.00
10/89              11,199.69              10,099.57
4/90               11,062.62              10,051.38
10/90              10,358.08               9,136.25
4/91               13,005.99              11,054.61
10/91              13,828.27              12,278.38
4/92               14,833.43              12,869.44
10/92              15,201.12              13,642.47
4/93               16,200.47              15,206.55
10/93              17,464.00              16,548.88
4/94               17,063.24              16,043.61
10/94              18,139.84              15,997.58
4/95               20,035.22              17,091.79
10/95              22,921.08              18,283.77
4/96               26,072.75              21,547.41
10/96              28,427.41              22,777.27
4/97               32,619.76              23,442.37
10/97              37,554.04              26,960.21
4/98               45,990.37              29,312.47
10/98              45,807.92              25,296.42
4/99               56,024.22              27,952.52


                             From 5/1/89 to 4/30/99

+    The   Standard  &  Poor's  500  Index  is  an   unmanaged   index  that  is
     representative of the larger-capitalization stocks traded in the United States. The presentation includes reinvested dividends.

--------------------------------------------------------------------------------
4

                                               Value Line Convertible Fund, Inc.


Schedule of Investments                                           April 30, 1999
--------------------------------------------------------------------------------

   Principal
    Amount                                                Value
--------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS & NOTES (56.7%)
                 AEROSPACE/
                   DEFENSE (1.2%)
    $1,000,000   Kellstrom Industries, Inc.
                    5 1/2%, 6/15/03.................       $ 830,000

                 AUTO PARTS (ORIGINAL
                   EQUIPMENT) (1.5%)
     1,000,000   Magna International Inc.
                    4 7/8%, 2/15/05.................       1,020,000

                 COMPUTER SOFTWARE
                   & SERVICES (6.5%)
     1,000,000   Affiliated Computer
                    Services Inc.
                    4%, 3/15/05.....................       1,107,500
     2,000,000   Citrix Systems Inc.
                    Zero Coupon
                    Series 144A, 3/22/19*...........         755,000
     1,000,000   Comverse Technology, Inc.
                    4 1/2%, 7/1/05..................       1,641,250
     1,000,000   Softkey International Inc.
                    5 1/2%, 11/1/00.................         977,500
                                                          ----------
                                                           4,481,250

                 DIVERSIFIED
                   COMPANIES (3.2%)
     1,000,000   Berkshire Hathaway Inc.
                    1%, 12/2/01.....................       2,195,000

                 DRUG (3.2%)
     1,000,000 Athena Neurosciences Inc.
                    4 3/4%, 11/15/04................       1,046,250
     1,000,000   Genzyme Corporation
                    5 1/4%, 6/1/05..................       1,168,750
                                                         -----------
                                                           2,215,000

                 DRUGSTORE (1.4%)
     1,000,000 Rite Aid Corp.
                    5 1/4%, 9/15/02.................       1,010,000

                 ELECTRONICS (3.6%)
    $1,000,000   Sanmina Corp. 4 1/4%,
                    Series 144A, 5/1/04*............       1,027,500
     3,000,000   Solectron Corp.
                    Zero Coupon,
                    Series 144A, 1/27/19*...........       1,466,250
                                                         -----------
                                                           2,493,750

                 ENTERTAINMENT (5.8%)
     1,500,000   Clear Channel
                    Communications, Inc.
                    2 5/8%, 4/1/03..................       1,897,500
     2,000,000   Jacor Communications, Inc.
                    Zero Coupon, 2/9/18.............       1,107,500
     1,000,000   Merrill Lynch & Co., Inc.
                    0.25%, 5/10/06
                    (exchangable into Time
                    Warner Inc.)....................       1,000,000
                                                          ----------
                                                           4,005,000

                 ENVIRONMENTAL (1.4%)
     1,000,000   United States Filter Corp.
                    4 1/2%, 12/15/01................         988,750

                 INTERNET (6.4%)
     1,000,000 Amazon.com, Inc.
                    Series 144A,
                    4 3/4%, 2/1/09*.................       1,278,750
       500,000   At Home Corp. Series 144A,
                    .5246%, 12/28/18*...............         492,500
       500,000   CNET, Inc. Series 144A,
                    5%, 3/1/06*.....................         910,625
       500,000   DoubleClick Inc.
                    Series 144A,
                    4 3/4%, 3/15/06*................         886,875
       600,000   MindSpring Enterprises, Inc.
                    5%, 4/15/06.....................         638,250
       250,000   SportsLine USA Inc.
                    Series 144A,
                    5%, 4/1/06*.....................         211,250
                                                          ----------
                                                           4,418,250

--------------------------------------------------------------------------------
                                                                               5

                                               Value Line Convertible Fund, Inc.
Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                Value
--------------------------------------------------------------------------------

                 MEDICAL  SERVICES (1.8%)
   $1,000,000    Sunrise  Assisted Living,  Inc.
                    5 1/2%, 6/15/02.................     $ 1,221,250

                 MEDICAL SUPPLIES (1.5%)
    1,000,000    Centocor Inc.
                    4 3/4%, 2/15/05.................       1,063,750

                 OFFICE EQUIPMENT
                   & SUPPLIES (2.4%)
     2,000,000   Office Depot Inc.
                    Zero Coupon, 11/1/08............       1,667,500

                 OILFIELD SERVICES/
                   EQUIPMENT (1.5%)
     1,000,000   Diamond Offshore
                    Drilling Inc.
                    3 3/4%, 2/15/07.................       1,075,000

                 PETROLEUM--
                   INTEGRATED (1.5%)
     1,000,000   Texaco Capital Inc.
                    3 1/2%, 8/5/04..................       1,040,000

                 PUBLISHING (1.4%)
     1,000,000   World Color Press, Inc.
                    6%, 10/1/07.....................         962,500

                 R.E.I.T. (1.3%)
     1,000,000   Healthcare Realty Trust,
                    Inc. 6.55%, 3/14/02.............         905,000

                 RETAIL BUILDING
                   SUPPLY (3.6%)
    $1,000,000   Home Depot, Inc. (The)
                    3 1/4%, 10/1/01.................     $ 2,523,750

                 RETAIL STORE (1.4%)
     1,000,000   Costco Companies, Inc.
                    zero coupon, 8/19/17............         962,500

                 TELECOMMUNICATIONS
                   EQUIPMENT (2.9%)
     1,000,000   Level One Communications,
                    Inc. 4%, 9/1/04.................       2,001,250

                 TELECOMMUNICATION
                   SERVICES (3.2%)
     2,000,000   Bell Atlantic Financial
                    Services Inc. Series 144A,
                    4 1/4%, 9/15/05*................       2,207,500
                                                         -----------

                 TOTAL CONVERTIBLE CORPORATE BONDS
                 & NOTES
                 (Cost $35,723,087) ................     $39,287,000
                                                         -----------

--------------------------------------------------------------------------------
6

                                               Value Line Convertible Fund, Inc.

                                                                  April 30, 1999
--------------------------------------------------------------------------------

       Shares                                                  Value
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (28.9%)
                 BANK (5.9%)
        10,000 BCP International Bank Ltd.
                    $4.00, exchangeable
                    Series "A"......................     $ 1,050,000
        16,000   Matewan Bancshares, Inc.
                    7.50%, Series "A"...............         502,000
        75,000   National Australia Bank,
                    Ltd. Cap Units 7 7/8%,
                    exchangeable Pfd................       2,554,687
                                                          ----------
                                                           4,106,687

                 CABLE TV (0.7%)
         2,500   Adelphi Communications
                    Corp. 5 1/2%,
                    Series "D" Pfd. ................         510,625

                 CEMENT &
                   AGGREGATES (1.8%)
        35,300   TXI Capital Trust I
                    5 1/2%, Pfd.....................       1,261,975

                 COMPUTER SOFTWARE
                   & SERVICES (0.4%)
         9,200   Tribune Co. 61/4%
                    exchangeable Notes..............         262,200

                 ENTERTAINMENT (3.1%)
        20,000 Chancellor Media Corp.
                    $3.00, exchangeable Pfd.........       2,140,000

                 FOOD PROCESSING
                   (1.3%)
        20,000   Ralston Purina Co.
                    7%, Pfd.........................         930,000

                 MEDICAL SUPPLIES
                   (0.8%)
        10,000   McKesson Corporation
                    Financing Trust
                    5%, Pfd.........................         532,500

                 PACKAGING &
                   CONTAINER (2.6%)
        30,000   Sealed Air Corp.
                    $2.00 exchangeable
                    Series "A"......................     $ 1,762,500

                 RAILROAD (1.1%)
        14,500   Union Pacific Capital
                    Trust 6 1/4%, Pfd...............         784,813

                 RETAIL--SPECIAL
                   LINES (1.7%)
        10,000   AnnTaylor Financial Trust
                    8 1/2%, Pfd.....................       1,203,750

                 TELECOMMUNICATION
                   SERVICES (9.5%)
        10,000   AirTouch Communications,
                    Inc. 4 1/4%, Series "C".........       1,300,000
        25,000   Comcast Corp. 3.35%
                    exchangeable Pfd................       1,890,625
        20,000   ICG Communications, Inc.
                    6 3/4%, Pfd.....................       1,072,500
        20,000   IXC Communications, Inc.
                    6 3/4%, Pfd.*...................         792,500
        10,000   MediaOne Group, Inc.
                    6 1/4%, Pfd.....................         801,250
        10,000   Salomon Smith Barney
                    Holdings, Inc. 6 1/4%,
                    exchangeable Notes
                    Series "CSN"....................         700,000
                                                          ----------
                                                           6,556,875
                                                          ----------
                 TOTAL CONVERTIBLE
                 PREFERRED STOCKS
                 (Cost $17,462,109) ................      20,051,925
                                                          ----------
--------------------------------------------------------------------------------
                                                                               7

Value Line Convertible Fund, Inc.

Schedule of Investments                                           April 30, 1999
--------------------------------------------------------------------------------


       Shares                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS (6.1%)
                 COMPUTER &
                   PERIPHERALS (1.6%)
         5,000   Cisco Systems, Inc.**..............       $ 570,313
         5,000   EMC Corp.**........................         544,687
                                                         -----------
                                                           1,115,000

                 INTERNET (1.0%)
         5,000   America Online, Inc.**.............         713,750

                 TELECOMMUNICATION
                   SERVICES (3.5%)
        28,854   MCI WorldCom, Inc.**...............       2,371,438
                                                         -----------

                 TOTAL COMMON
                 STOCKS
                 (Cost $2,219,013) .................       4,200,188
                                                         -----------

                 TOTAL INVESTMENT
                 SECURITIES (91.7%)
                 (Cost $55,404,209) ................      63,539,113
                                                         -----------

REPURCHASE AGREEMENTS (15.0%)
(including accrued interest)
    $5,200,000   Collateralized by $4,948,000
                    U.S. Treasury Notes 6 1/2%,
                    due 10/15/06, with a value
                    of $5,304,449 (with Banc
                    One Capital Markets, Inc.,
                    4.84%, dated 4/30/99, due
                    5/3/99, delivery value
                    $5,202,097).....................     $ 5,200,699

     5,200,000   Collateralized by $4,965,000
                    U.S. Treasury Bonds
                    7 5/8%, due 2/15/07, with
                    a value of $5,324,774
                    (with Morgan Stanley &
                    Co., Incorporated,
                    4.84%, dated 4/30/99,
                    due 5/3/99,
                    delivery value
                    $5,202,097).....................       5,200,699
                                                         -----------
                                                          10,401,398
                                                         -----------

EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES (-6.7%)........................      (4,663,239)
                                                         -----------

NET ASSETS (100.0%) ................................     $69,277,272
                                                         ===========

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE, PER
OUTSTANDING SHARE
($69,277,272 / 5,424,410
shares outstanding).................................         $ 12.77
                                                         ===========

* Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

**   Non-income producing.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                               Value Line Convertible Fund, Inc.

Statement of Assets and Liabilities
at April 30, 1999
--------------------------------------------------------------------------------

Assets:
Investment securities, at value
  (Cost--$55,404,209)............................     $63,539,113
Repurchase agreements
  (Cost--$10,401,398)............................      10,401,398
Cash ...........................................          686,764
Receivable for securities sold .................        2,199,861
Interest and dividends receivable ..............          326,103
Receivable for capital shares sold .............            6,955
                                                       ----------
    Total Assets ...............................       77,160,194
                                                       ----------
Liabilities:
Payable for securities
  purchased.....................................        7,782,319
Payable for capital shares
  repurchased ..................................           11,475
Accrued expenses:
  Advisory fee .................................           44,419
  Other ........................................           44,709
                                                       ----------
    Total Liabilities ..........................        7,882,922
                                                       ----------
Net Assets .....................................      $69,277,272
                                                       ==========
Net assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 5,424,410 shares).................      $ 5,424,410
Additional paid-in capital .....................       61,742,257
Undistributed net investment income ............          144,055
Accumulated net realized loss
  on investments................................       (6,168,354)
Net unrealized appreciation
  of investments ...............................        8,134,904
                                                       ----------
Net Assets .....................................      $69,277,272
                                                       ==========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share
  ($69,277,272 / 5,424,410
  shares outstanding) ..........................          $ 12.77
                                                       ==========


Statement of Operations
for the year ended April 30, 1999
--------------------------------------------------------------------------------

Investment Income:
Interest .......................................       $ 2,621,176
Dividends ......................................         1,339,016
                                                      ------------
    Total Income ...............................         3,960,192
                                                      ------------
Expenses:
Advisory fee ...................................           592,362
Auditing and legal fees ........................            44,977
Transfer agent .................................            42,383
Registration and filing fees ...................            24,685
Custodian fees .................................            22,324
Printing and stationery ........................            21,289
Postage ........................................            19,061
Directors' fees and expenses ...................            15,811
Telephone ......................................             8,690
Insurance, dues and other ......................             5,818
                                                      ------------
    Total Expenses Before
      Custody Credits ..........................           797,400
    Less: custody credits ......................            (5,799)
                                                      ------------
    Net Expenses ...............................           791,601
                                                      ------------
Net Investment Income ..........................         3,168,591
                                                      ------------
Net Realized and Unrealized
  Loss on Investments:
    Net Realized Loss ..........................        (6,168,354)
    Change in Net Unrealized
      Appreciation..............................          (952,017)
                                                      ------------
Net Realized Loss and Change
  in Net Unrealized Appreciation
  (Depreciation) on Investments ................        (7,120,371)
                                                      ------------
Net Decrease in Net Assets
  from Operations ..............................      $ (3,951,780)
                                                      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

Value Line Convertible Fund, Inc.


Statement of Changes in Net Assets
for the years ended April 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                                  Year Ended       Year Ended
                                                                April 30, 1999   April 30, 1998
                                                               --------------------------------
Operations:
  Net investment income .....................................   $   3,168,591    $   3,933,911
  Net realized (loss) gain on investments ...................      (6,168,354)       6,520,865
  Change in net unrealized (depreciation) appreciation ......        (952,017)       7,785,510
                                                                ------------------------------
  Net (decrease) increase in net assets from operations .....      (3,951,780)      18,240,286
                                                                ------------------------------

Distributions to Shareholders:
  Net investment income .....................................      (3,431,409)      (3,967,522)
  Net realized gain from investment transactions ............      (3,713,370)      (4,337,642)
                                                                ------------------------------
  Total distributions .......................................      (7,144,779)      (8,305,164)
                                                                ------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................     176,887,275       85,988,521
  Proceeds from reinvestment of distributions to shareholders       5,916,259        6,626,383
  Cost of shares repurchased ................................    (200,108,922)     (73,554,612)
                                                                ------------------------------
  Net (decrease) increase from capital share transactions ...     (17,305,388)      19,060,292
                                                                ------------------------------

Total (Decrease) Increase in Net Assets .....................     (28,401,947)      28,995,414

Net Assets:
  Beginning of year .........................................      97,679,219       68,683,805
                                                                ------------------------------
  End of year ...............................................   $  69,277,272    $  97,679,219
                                                                ------------------------------
Undistributed net investment income at end of year ..........   $     144,136    $     406,954
                                                                ==============================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                               Value Line Convertible Fund, Inc.

Notes to Financial Statements                                     April 30, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value  Line  Convertible  Fund,  Inc.  (the  "Fund")  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Fund's securities are valued by an independent pricing service approved by the Fund's Board of Directors. Securities for which quotations are not available from the pricing service are valued at the mean between the latest available and representative asked and bid prices provided by dealers in such securities. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund, are valued at fair value as the Board of Directors may determine in good faith. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax basis treatment. Temporary differences do not require reclassification.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
                                                                              11

Value Line Convertible Fund, Inc.

Notes to Financial Statements                                     April 30, 1999
--------------------------------------------------------------------------------


2. Capital Share Transactions Transactions in capital stock were as follows:

                                           Year Ended     Year Ended
                                            April 30,      April 30,
                                              1999           1998
                                            -------------------------

Shares sold ...........................     13,575,401      5,969,380
Shares issued to shareholders
  in reinvestment  of
  dividends and distributions..........        477,763        475,431
                                            -------------------------
                                            14,053,164      6,444,811
Shares repurchased ....................     15,226,596      5,102,467
                                            -------------------------
Net (decrease) increase ...............     (1,173,432)     1,342,344
                                            =========================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                       Year Ended
                                                     April 30, 1999
                                                     --------------
PURCHASES:
  Investment Securities ..........................     $83,276,990
                                                       ===========
SALES OR REDEMPTIONS:
  Investment Securities ..........................     $89,960,969
                                                       ===========
At April 30, 1999, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $66,219,057. The aggregate appreciation and depreciation of investments at April 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes, was $10,172,678 and $2,451,224 respectively, resulting in a net depreciation of $7,721,454.

During the year ended April 30, 1999, as permitted under federal income tax regulations, the Fund has elected to defer $2,922,032 of Post-October net capital losses to the next taxable year.

For federal income tax purposes the Fund had a net capital loss carryover at April 30, 1999 of $2,832,872 which will expire in the year 2007. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to its shareholders.

4. Investment Advisory Contract, Management Fees, and Transactions with Affiliates An advisory fee of $592,362 was paid or payable to Value Line, Inc. (the Adviser), for the year ended April 30, 1999. This was computed at the rate of 3/4 of 1% of average daily net assets during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies owned 226,754 shares of the Fund's capital stock, representing 4.2% of the outstanding shares at April 30, 1999.


--------------------------------------------------------------------------------
12

                                               Value Line Convertible Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                             Years Ended April 30,
                                                    ------------------------------------------------------------------------------
                                                        1999             1998               1997              1996          1995
                                                    ------------------------------------------------------------------------------
Net asset value, beginning of  year ............   $    14.80        $    13.07        $    14.10        $    11.79     $    12.26
                                                    ------------------------------------------------------------------------------
  Income (loss) from
    investment operations:
    Net investment income ......................          .57               .65               .70               .66            .74
    Net gains or losses on securities
      (both realized and unrealized) ...........        (1.33)             2.50               .50              2.33           (.02)
                                                    ------------------------------------------------------------------------------
    Total from investment operations ...........         (.76)             3.15              1.20              2.99            .72
                                                    ------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ...................................         (.60)             (.67)             (.65)             (.68)          (.76)
    Distributions from
      realized capital gains ...................         (.67)             (.75)            (1.58)             --             (.43)
                                                    ------------------------------------------------------------------------------
    Total distributions ........................        (1.27)            (1.42)            (2.23)             (.68)         (1.19)
                                                    ------------------------------------------------------------------------------
Net asset value, end of year ...................   $    12.77        $    14.80        $    13.07        $    14.10     $    11.79
                                                    ==============================================================================
Total return ...................................       -4.64%             25.04%             8.80%            26.07%          6.53%
                                                    ==============================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) .........   $   69,277        $   97,679        $   68,684        $   72,620     $   50,523
Ratio of expenses to average net assets ........         1.00%(1)           .98%(1)          1.01%(1)          1.08%          1.08%
Ratio of net investment income
  to average net assets ........................         3.98%             4.63%             4.94%             5.14%          6.13%
Portfolio turnover rate ........................          123%              111%              164%              129%            87%

(1) Before offset of custody credits. The ratio of expenses to average net assets would not have changed net of custody credits.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Convertible Fund, Inc. (the "Fund") at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers  LLP
1177 Avenue of the Americas
New York, New York 10036
June 18, 1999

                          Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------
                 Federal Tax Status of Distributions (unaudited)
For corporate taxpayers 23.91% of the ordinary income distributions paid during the calendar year 1998 qualify for the corporate dividends received deductions.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
14

                                               Value Line Convertible Fund, Inc.

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------
                                                                              15

                         The Value Line Family of Funds

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--The Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.



--------------------------------------------------------------------------------
16

INVESTMENT ADVISER            Value Line, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

DISTRIBUTOR                   Value Line Securities, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

CUSTODIAN BANK                State Street Bank and Trust Co.
                              225 Franklin Street
                              Boston, MA 02110

SHAREHOLDER                   State Street Bank and Trust Co.
SERVICING AGENT               c/o NFDS
                              P.O. Box 419729
                              Kansas City, MO 64141-6729

INDEPENDENT                   PricewaterhouseCoopers LLP
ACCOUNTANTS                   1177 Avenue of the Americas
                              New York, NY 10036

LEGAL COUNSEL                 Peter D. Lowenstein, Esq.
                              Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

DIRECTORS                     Jean Bernhard Buttner
                              John W. Chandler
                              Leo R. Futia
                              David H. Porter
                              Paul Craig Roberts
                              Nancy-Beth Sheerr

OFFICERS                      Jean Bernhard Buttner
                              Chairman and President
                              Bruce H. Alston
                              Vice President
                              Nathan N. J. Grant
                              Vice President
                              David T. Henigson
                              Vice President and
                              Secretary/Treasurer
                              Jack M. Houston
                              Assistant Secretary/Treasurer
                              Stephen La Rosa
                              Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                          507457